AMENDMENT NO. 1 TO AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                            CONCORD DEBT HOLDINGS LLC

      AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT, made as of the 7th day of January, 2008 by and among WRT REALTY L.P., a Delaware limited partnership ("WRT"), THE LEXINGTON MASTER LIMITED PARTNERSHIP, a Delaware limited partnership ("Lexington"), and AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT, and WRP MANAGEMENT LLC, a Delaware limited liability company (the "Administrative Manager").

                                    RECITALS:

      WHEREAS, WRT, Lexington and the Administrative Manager are party to that certain Amended and Restated Limited Liability Company Agreement of Concord Debt Holdings LLC, dated as of September 21, 2007 (the "Operating Agreement");

      WHEREAS, WRT, Lexington and the Administrative Manager desire to amend the Operating Agreement as hereinafter provided;

      NOW, THEREFORE, in consideration of the covenants and conditions set forth in this Agreement, the parties agree as follows.

      1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Operating Agreement.

      2. Amendments to Agreement. The Operating Agreement is hereby amended as follows:

            a. Section 1.1 is hereby amended by restating the definitions of "Investment Entities" and "Maximum Capital Contribution" in their entirety as follows:

                  Investment Entities: 111 Debt Acquisition LLC, a Delaware
            limited liability company, 111 Debt Acquisition - Two LLC, a Delaware limited liability company, 111 Debt Acquisition-Three LLC, a Delaware limited liability company, 111 Debt Acquisition-Putman LLC, a Delaware limited liability company, 111 Debt Acquisition-Green Two LLC, a Delaware limited liability company and 111 Debt Acquisition-UBS LLC, a Delaware limited liability company, each of which will be formed for the sole purpose of acquiring and disposing of Loan Assets, together with such other entities that may be owned, in whole or in part, by the Company, and their respective subsidiaries, if any.

                  Maximum Capital Contribution: With respect to each Member,
            $162,500,000.

            b. Section 3.2 is hereby restated in its entirety to read as follows:

                  3.2 Investment Committee. (a) The Members hereby establish an investment committee (the "Investment Committee") which Investment Committee shall consist of seven individuals: each Member shall appoint three members, and the Administrative Manager shall appoint one member.

                        (b) Except as otherwise expressly provided in this
            Agreement, all decisions with respect to any matter set forth in this Agreement or otherwise affecting or arising out of the conduct of the business of the Company shall be made by the affirmative vote of at least two members of the Investment Committee appointed by WRT and at least two members of the Investment Committee appointed by Lexington, without limitation:

                                 (i) all acquisitions and dispositions of
                  Loan Assets by an Investment Entity with an initial value or purchase price of $20,000,000 or more (a "IC Transaction");

                                 (ii) the entering into of an Investment
                  Entity Loan;

                                 (iii) the payment of any fees to a Member,
                  the Administrative Manager or an Affiliate thereof except as contemplated by Section 3.6 hereof;

                                 (iv) the retention of accountants or
                  Sarbanes-Oxley consultants on behalf of the Company or an Investment Entity.

      3. Miscellaneous. (a) Except as modified hereby, the Operating Agreement remains in full force and effect and the provisions thereof are hereby ratified and confirmed.

            (b) All references in the Operating Agreement to "this Agreement", "hereunder", "hereto" or similar references, and all references in all other documents to the Agreement shall hereinafter be deemed references to the Agreement as amended hereby.

            (c) This Amendment may be executed in one or more counterparts, all of which together shall for all purposes constitute one amendment, binding on all parties hereto, notwithstanding that the parties have not signed the same counterparts.

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

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written.

                                       WRT REALTY L.P.

                                       By: Winthrop Realty Trust
                                           General Partner


                                           By /s/ Peter Braverman
                                              ----------------------------------
                                              Peter Braverman
                                              President

                                       THE LEXINGTON MASTER LIMITED PARTNERSHIP

                                       By: Lex GP-1 Trust
                                           General Partner


                                           By /s/ T. Wilson Eglin
                                              ----------------------------------
                                              T. Wilson Eglin
                                              Chief Executive Officer

                                       WRP MANAGEMENT LLC


                                       By /s/ Michael L. Ashner
                                          --------------------------------------
                                          Michael L. Ashner
                                          Chief Executive Officer